JPMorgan Multi-Manager Small Cap Growth Fund
a series of
J.P. Morgan Fleming Series Trust

Supplement dated September 26, 2006
to the Fund’s Prospectus and Statement of Additional Information dated May 1, 2006

The section of the Prospectus entitled “The Funds’ Investment Adviser and Sub-Advisers” is amended to add the following:

On February 15, 2006 BlackRock Inc., the parent company of BlackRock Advisers, Inc., and Merrill Lynch & Co. Inc. (“Merrill Lynch”) announced their agreement to merge Merrill Lynch’s investment management business, Merrill Lynch Investment Managers, with BlackRock Inc. Merrill Lynch will hold up to 49.8% of the total issued and outstanding capital stock of the combined entity. BlackRock Advisers, Inc. has also advised JPMorgan Investment Management, Inc. (“JPMIM”) that, in connection with the transaction, it intends to transfer the subadvisory agreement between it and JPMIM to its wholly-owned subsidiary, BlackRock Capital Management, Inc. (“BCM”).

The transaction between BlackRock Inc. and Merrill Lynch and the transfer of the subadvisory agreement from BlackRock Advisers, Inc. to BCM may result in an “assignment” of the subadvisory agreement under the Investment Company Act of 1940, as amended. If an assignment occurs, JPMIM’s subadvisory agreement with BlackRock Advisors, Inc. will terminate automatically in accordance with its terms. To prevent any disruption of subadvisory services, JPMIM will enter into a new subadvisory agreement with BCM. Pursuant to the terms of an exemptive order obtained by J.P. Morgan Fleming Series Trust (the “Trust”) and JPMIM from the SEC (the “Exemptive Order”), JPMIM is permitted, subject to supervision and approval of the Trust’s Board of Trustees, to enter into and materially amend subadvisory agreements without seeking shareholder approval.

On September 13, 2006 the Board of Trustees of the Trust, including a majority of the disinterested Trustees, approved the new subadvisory agreement between JPMIM and BCM, which will become effective on October 1, 2006. The new subadvisory agreement with BCM is substantially the same as the previous subadvisory agreement between JPMIM and BlackRock Advisors, Inc. As required by the terms of the Exemptive Order, an Information Statement providing notice of the new subadvisory agreement between JPMIM and BCM will be mailed to shareholders of the Multi-Manager Small Cap Growth Fund on or about November 1, 2006.

The portfolio managers currently listed in the “Funds’ Investment Adviser and Sub-Advisers” section of the prospectus as managing the portion of Multi-Manager Small Cap Growth Fund assets allocated to BlackRock Advisors, Inc. will continue to manage the portion of the Multi-Manager Small Cap Growth Fund assets allocated to BCM.

The information contained in the “Portfolio Managers” section of the Multi-Manager Small Cap Growth Fund Statement of Additional Information regarding the other accounts managed by the BlackRock portfolio managers as well as potential conflicts of interest, the structure of portfolio manager compensation, and ownership of Multi-Manager Small Cap Growth Fund securities, will also remain the same.

Conforming changes are made to the Fund’s Statement of Additional Information.

INVESTORS SHOULD RETAIN THIS SUPPLEMENT WITH THE PROSPECTUS AND
STATEMENT OF ADDITIONAL INFORMATION FOR FUTURE REFERENCE

SUP-MULTIPS-906